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                                                                   EXHIBIT 10.10

                              MARINER ENERGY, INC.
                            EQUITY PARTICIPATION PLAN

SECTION 1. PURPOSE OF THE PLAN

     The Mariner Energy, Inc. Equity Participation Plan (the "Plan") is intended to promote the interests of Mariner Energy, Inc., a Delaware corporation (the "Company"), by granting certain Employees an equity interest in the Company and providing a means whereby they may develop a sense of proprietorship and personal involvement in the development and financial success of the Company, and to encourage them to remain with and devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its stockholders.

SECTION 2. DEFINITIONS

     As used in the Plan, the following terms shall have the meanings set forth below:

     "Award" shall mean Restricted Stock.

     "Award Agreement" shall mean any written or electronic agreement, contract, instrument or document evidencing any Award, which may, but need not, be executed or acknowledged by a Participant.

     "Board" shall mean the Board of Directors of the Company.

     "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations thereunder.

     "Committee" shall mean the Board or any committee of the Board designated, from time to time, by the Board to act as the Committee under the Plan.

     "Effective Date" shall mean March 11, 2005.

     "Employee" shall mean any employee of the Company.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     "Fair Market Value" shall mean, as of any applicable date, the last reported sales price for a Share on the principal securities exchange on which the Shares are traded on the applicable date as reported by such reporting service approved by the Committee; provided, however, that if Shares shall not have been quoted or traded on such applicable date, Fair Market Value shall be determined based on the next preceding date on which they were quoted or traded, or, if deemed appropriate by the Committee, in such other manner as it may determine to be appropriate. In the event the Shares are not publicly traded at the time a determination of its Fair Market Value is required to be made hereunder, the determination of Fair Market Value shall be made in good faith by the Committee.

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     "Parent Entity" means any entity that owns a majority of the voting power of the Company, directly or indirectly.

     "Participant" shall mean any Employee granted an Award under the Plan.

     "Person" shall mean individual, corporation, partnership, limited liability company, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.

     "Restricted Period" shall mean the period established by the Committee with respect to an Award during which the Award either remains subject to forfeiture or is not exercisable by the Participant.

     "Restricted Stock" shall mean any Share, prior to the lapse of restrictions thereon, granted under Section 6(a) of the Plan.

     "Rule 16b-3" shall mean Rule 16b-3 promulgated by the SEC under the Exchange Act, or any successor rule or regulation thereto as in effect from time to time.

     "SEC" shall mean the Securities and Exchange Commission, or any successor thereto.

     "Shares" or "Common Shares" or "Common Stock" shall mean the common stock of the Company, $.0001 par value, and such other securities or property as may become the subject of Awards of the Plan.

     "Subsidiary" shall mean any entity (whether a corporation, partnership, joint venture, limited liability company or other entity) in which the Company owns a majority of the voting power of the entity directly or indirectly.

SECTION 3. ADMINISTRATION.

     The Plan shall be administered by the Committee. A majority of the Committee shall constitute a quorum, and the acts of the members of the Committee who are present at any meeting thereof at which a quorum is present, or acts unanimously approved by the members of the Committee in writing, shall be the acts of the Committee. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the number of Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iii) determine the terms and conditions of any Award;
(iv) interpret and administer the Plan and any instrument or agreement relating to an Award made under the Plan; (v) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (vi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive, and binding


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upon all Persons, including the Company, any Subsidiary, any Parent Entity, any
Participant, any holder or beneficiary of any Award, any stockholder and any other Person.

SECTION 4. SHARES AVAILABLE FOR AWARDS.

     (a) Shares Available. Subject to adjustment as provided in Section 4(c), the number of Shares that may be issued with respect to Awards granted under the Plan shall be 2,267,270. If an Award is forfeited or otherwise lapses, expires, terminates or is canceled without the actual delivery of Shares, then the Shares covered by such Award, to the extent of such forfeiture, expiration, lapse, termination or cancellation, shall not again be Shares that may be issued with respect to Awards granted under the Plan.

     (b) Sources of Shares Deliverable Under Awards. Any Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or of treasury Shares.

     (c) Adjustments. In the event of a stock dividend or stock split with respect to Shares, the number of Shares with respect to which Awards may be granted, the number of Shares subject to outstanding Awards automatically shall be proportionately adjusted, without action by the Committee which adjustment will be evidenced by written addendums to the Plan and Award Agreements prepared by the Company.

SECTION 5. ELIGIBILITY.

     Any Employee shall be eligible to be designated a Participant by the Committee.

SECTION 6. AWARDS.

     (a) Restricted Stock. Awards of Restricted Stock with respect to the total number of Shares that may be issued under the Plan shall be granted on the Effective Date, and, subject to the provisions of the Plan, the Committee shall have the authority to determine the Participants to whom Restricted Stock shall be granted, the number of Shares of Restricted Stock to be granted to each such Participant, the duration of the Restricted Period, the conditions under which the Restricted Stock may be forfeited to the Company, and the other terms and conditions of such Awards.

          (i) Dividends. Dividends paid on Restricted Stock may be paid directly to the Participant, may be subject to risk of forfeiture and/or transfer restrictions during any period established by the Committee or sequestered and held in a bookkeeping cash account (with or without interest) or reinvested on an immediate or deferred basis in additional shares of Common Stock, which credit or shares may be subject to the same restrictions as the underlying Award or such other restrictions, all as determined by the Committee in its discretion, as provided in the Award Agreement.

          (ii) Registration. Any Restricted Stock may be evidenced in such manner as the Committee shall deem appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of Restricted Stock granted under the Plan, such certificate


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     shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.

          (iii) Forfeiture and Restrictions Lapse. Except as otherwise determined by the Committee or the terms of the Award Agreement that granted the Restricted Stock, upon the termination of a Participant's employment for any reason during the applicable Restricted Period, all Restricted Stock shall be forfeited by the Participant without payment and re-acquired by the Company. The Committee may, when it finds that a waiver would be in the best interests of the Company, waive in whole or in part any or all remaining restrictions with respect to such Participant's Restricted Stock.

          (iv) Transfer Restrictions. During the Restricted Period, Restricted Stock will be subject to such limitations on transfer as necessary to comply with Section 83 of the Code.

     (b) General.

          (i) Awards May Be Granted Separately or Together. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, any award granted under any other plan of the Company or any Parent Entity or Subsidiary. Awards granted in addition to or in tandem with other awards granted under any other plan of the Company or any Parent Entity or Subsidiary may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

          (ii) Limits on Transfer of Awards. No Award and no right under any such Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant other than by will or by the laws of descent and distribution, and any such purported prohibited assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Parent Entity or Subsidiary. To the extent specifically approved in writing by the Committee, an Award may be transferred to immediate family members or related family trusts, limited partnerships or similar entities or other Persons on such terms and conditions as the Committee may establish or approve in its sole discretion.

          (iii) Terms of Awards. The terms of each Award shall be as determined by the Committee.

          (iv) Share Restrictions. All Shares or other securities of the Company delivered under the Plan pursuant to any Award shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the SEC, any stock exchange upon which such Shares or other securities are then listed, and any applicable federal or state laws, and, if certificates are issued for the Shares, the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.


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          (v) Consideration for Grants. Awards may be granted for no cash consideration or for such consideration as the Committee determines including, without limitation, such minimal cash consideration as may be required by applicable law.

          (vi) Delivery of Shares or other Securities and Payment by Participant of Consideration. No Shares or other securities shall be delivered pursuant to any Award until payment in full of any amount required to be paid pursuant to the Plan or the applicable Award Agreement (including, without limitation, any tax withholding) is received by the Company. Such payment may be made by such method or methods and in such form or forms as the Committee shall determine, including, without limitation, cash, Shares, other securities, or other property, withholding of Shares, or any combination thereof, provided that the combined value, as determined by the Committee, of all cash and cash equivalents and the Fair Market Value of any such Shares or other property so tendered to the Company, as of the date of such tender, is at least equal to the full amount required to be paid pursuant to the Plan or the applicable Award Agreement to the Company.

          (vii) Unusual Transactions or Events. In the event of any distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, reorganization, merger, spin-off, split-off, split-up, consolidation, combination, repurchase, or exchange of Shares or other securities of the Company, or other relevant corporate transaction or event or any unusual or nonrecurring transactions or events affecting the Company, or any affiliate of the Company, and whenever the Committee determines that action is appropriate in order to prevent the dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events, the Committee, in its sole discretion and on such terms and conditions as it deems appropriate, may take any one or more of the following actions:

               (A) To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares; and

               (B) To provide that such Award shall be payable or fully vested with respect to all Shares covered thereby, notwithstanding anything to the contrary in the Plan or the applicable Award Agreement.

SECTION 7. AMENDMENT.

     Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Award Agreement or in the Plan:

          (i) Amendments to the Plan. The Board or the Committee may amend or alter the Plan without the consent of any stockholder, Participant, other holder or beneficiary of an Award, or other Person; provided, however, that no such amendment or


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     alteration shall materially adversely affect the rights of a Participant under an Award without the consent of such Participant.

          (ii) Amendments to Awards. Subject to clause (i) above, the Committee may waive any conditions or rights under, amend any terms of, or alter any Award theretofore granted, provided no change in any Award shall materially adversely affect the rights of a Participant under the Award without the consent of such Participant.

          (iii) Compliance with Applicable Law. Notwithstanding the foregoing, the Committee may make any amendment to the Plan or an Award Agreement that it believes necessary or helpful to comply with any applicable law, including without limitation, Section 409A of the Code.

SECTION 8. GENERAL PROVISIONS.

     (a) No Rights to Awards. No Participant or other Person shall have any claim to be granted any Award, there is no obligation for uniformity of treatment of Participants, or holders or beneficiaries of Awards and the terms and conditions of Awards need not be the same with respect to each recipient.

     (b) No Right to Employment or Retention. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Parent Entity or Subsidiary or under any other service contract with the Company or any Parent Entity or Subsidiary. Further, the Company or a Parent Entity or Subsidiary may at any time dismiss a Participant from employment free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan, in any Award Agreement or any other agreement or contract between the Company or a Parent Entity or Subsidiary and the affected Participant. If a Participant's employer was a Parent Entity or Subsidiary and ceases to be a Parent Entity or Subsidiary, such Participant shall be deemed to have terminated employment for purposes of the Plan, unless specifically provided otherwise in the Award Agreement.

     (c) Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Texas and applicable federal law.

     (d) Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

     (e) Other Laws. The Committee may refuse to issue or transfer any Shares or other consideration under an Award, permit the exercise of an Award and/or the satisfaction of its tax withholding obligation in the manner elected by the Participant, holder or beneficiary if, acting in its sole discretion, it determines that the issuance of transfer or such Shares or such other


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consideration, the manner of exercise or satisfaction of the tax withholding obligation might violate any applicable law or regulation, including without limitation, the Sarbanes-Oxley Act, or entitle the Company to recover the same under Section 16(b) of the Exchange Act, and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded or refused, as the case may be, to the relevant Participant, holder or beneficiary.

     (f) No Trust or Fund Created. Neither the Plan nor the Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Parent Entity or Subsidiary and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Parent Entity or Subsidiary pursuant to an Award, such right shall be no greater than the right of any general unsecured creditor of the Company or any Parent Entity or Subsidiary.

     (g) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be cancelled, terminated, or otherwise eliminated.

     (h) Headings. Headings are given to the Section and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the plan or any provision thereof.

SECTION 9. EFFECTIVE DATE OF AND TERM OF THE PLAN.

     The Plan shall become effective as of the Effective Date. Further, no Awards may be made after the Effective Date. However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, the Plan shall remain in effect until all Awards granted under the Plan have vested or been forfeited.


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